[Logo] M F S (R)
INVESTMENT MANAGEMENT                                          ANNUAL REPORT
We invented the mutual fund(R)                                 DECEMBER 31, 1999



[graphic omitted]


                                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) GROWTH SERIES

MFS(R) GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant,
Vice Chairman, Capitol Entertainment                SHAREHOLDER SERVICE CENTER
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial consultant.
Stephen Pesek*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                                     WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee

---------------------------------------------------------------------------------------
  NOT FDIC INSURED                   MAY LOSE VALUE                 NO BANK GUARANTEE
---------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios help make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2000

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the period from the commencement of investment operations, May 3, 1999, through December 31, 1999, the Series provided a total return of 40.01% (including the reinvestment of any distributions). This compares to an 11.00% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, for the same period. The Series' return also compares to a 19.88% return for the average growth portfolio tracked by Lipper Analytical Services, Inc., an independent firm that reports performance.

Our holdings in the technology and leisure sectors were major factors in our strong performance. This is a growth stock portfolio, so we focus on areas in which we're seeing powerful global trends, and we invest in the companies that we feel will benefit from those trends. When we look for growth industries today, technology is first on our list.

Even some of our top holdings in the leisure sector, such as Time Warner, could be considered technology plays. We believe the prime driver of Time Warner's earnings in the next few years will be its cable business. The cable industry looks to us to be on the cusp of a wonderful new product cycle in which it will deliver Internet access, digital services, and telephone service to the home, and we think this could accelerate growth at Time Warner.

Looking at the Internet, we're approaching investments from a couple of directions. First, we believe the Internet is fundamentally changing everybody's business, and we're seeking companies that we believe understand this and will profit from it. General Electric, for example, one of our largest holdings, has an internal program called D.Y.O.B. -- Destroy Your Own Business. They're challenging executives to rethink their entire business strategies, in terms of using the Internet to lower the costs of manufacturing, distribution, and communications, and improve GE's connections with its customers.

We don't think the real opportunities over the next five years are going to be the Internet sites. We think the long-term beneficiaries of the Internet will be the companies that build its infrastructure. Every "dot.com" company needs infrastructure, even if the site itself ultimately fails. We believe top portfolio holdings like Sun Microsystems, a key manufacturer of the servers used to store all the information for the Internet, may be right in the crosshairs of the Internet explosion. Cisco Systems builds the plumbing for the Internet, the routers and switches that carry the data. Our research has led us to believe these companies and others like them exhibit the qualities we look for in a long-term investment: sustainable competitive advantage, quality management team, potential for high earnings growth, and reasonable stock valuation.

Also when selecting stocks we look for situations where demand appears to be growing faster than supply. In that respect, the wireless communications business has been on fire. Global demand for wireless phones has exceeded the ability of the producers to manufacture them. What's important is to determine who might benefit from that, and who could lose -- and that's where we feel our research team gives us an edge. Our research shows that the wireless handset manufacturers haven't been able to get enough parts to make phones. When supplies are tight, the component suppliers ship to their tier-one companies first. They don't want to lose a Nokia or a Motorola as a customer, but they can afford to lose a third-level handset manufacturer. So the component shortage squeezes the smaller handset makers out of the business, and the bigger ones increase their share of the pie.

Globally, we own positions in cellular carriers such as Mannesmann in Germany, NTT Mobile Communications Network in Japan, and Sprint PCS in the United States; tier-one cellular phone manufacturers like Nokia, Ericsson, and Motorola; and companies like Analog Devices that supply the phone manufacturers. So we're really soup to nuts in companies that we feel will profit from tremendous growth in the cellular phone business over the next few years. This is a case in point of our research analysts working to spot a global trend and identifying which companies they think will be the beneficiaries.

You might think of our research process as looking for several points of view that all converge on a strong outlook for a given company. Take Corning, for example. They are the world's largest producer of fiber-optic cable. Internet traffic is placing enormous demands on the global communications infrastructure, and the switch from traditional copper wire to fiber optics may be one of the solutions. Corning has dominated that business. So last summer we visited its headquarters in Corning, New York and interviewed the managements of all their divisions. The company projects demand for fiber-optic cable will outstrip supply over the next couple of years, and our research shows it's the only firm with a new cable plant coming on line.

At the same time, our telecommunications analyst was noting that companies he covered were talking about spending a lot of money to upgrade systems to fiber optics, so we had corroborating evidence that demand for Corning's basic product was good. Our analysts in Europe were seeing the same trend, and Corning had won some big contracts in Europe. So all the evidence -- our telecom analyst, our European analysts, and our personal contact with the company's management -- converged on Corning as a company with a strong outlook, and therefore we decided it was a good choice for the portfolio.

We believe technological developments like the Internet and wireless communications are powerful global trends with tremendous potential to continue to drive the market, as they did in the second half of 1999.

    Respectfully,

/s/ Stephen Pesek
    Stephen Pesek
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings are subject to change.

PORTFOLIO MANAGER'S PROFILE

Stephen Pesek is Senior Vice President of MFS Investment Management(R) and portfolio manager of Massachusetts Investors Growth Stock Fund, and the Massachusetts Investors Growth Stock Series offered through MFS(R)/Sun Life annuity products. He is also a portfolio manager of MFS(R) Institutional Large Cap Growth Fund, MFS(R) Strategic Growth Fund, and MFS(R) Growth Series (part of MFS(R) Variable Insurance Trust(SM)).

Mr. Pesek joined MFS in 1994 as a research analyst following the pharmaceutical, biotechnology, and electronics industries. He became a portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he worked for seven years at a major investment management firm as an equity analyst. He is a graduate of the University of Pennsylvania and has an M.B.A degree from Columbia University. He is a Chartered Financial Analyst.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks to provide long-term growth of capital and future income rather than current income.

Commencement of investment operations: May 3, 1999

Size: $18.9 million net assets as of December 31, 1999


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the Series' investment operations, May 3, 1999, through December 31, 1999. Index information is from May 1, 1999.)

                    MFS Growth Series      S&P 500 Composite Index
                    -----------------      -----------------------
December 1999            $14,001                   $11,100

CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999
                                                                          Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                                  +40.01%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                                           Life*
--------------------------------------------------------------------------------
Average growth portfolio+                                                +19.88%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                                   +11.00%
--------------------------------------------------------------------------------
* For the period from the commencement of the Series' investment operations, May 3, 1999, through December 31, 1999. Index information is from May 1, 1999.
+ Source: Lipper Analytical Services, Inc.
# Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS - December 31, 1999

Stocks - 73.6%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 67.7%
  Advertising - 0.7%
    Young & Rubicam, Inc.                                                 1,970           $   139,378
-----------------------------------------------------------------------------------------------------
  Aerospace - 0.2%
    Honeywell International, Inc.                                           565           $    32,593
-----------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.4%
    Providian Financial Corp.                                               755           $    68,752
-----------------------------------------------------------------------------------------------------
  Biotechnology - 1.0%
    Guidant Corp.*                                                        1,770           $    83,190
    Waters Corp.*                                                         2,030               107,590
                                                                                          -----------
                                                                                          $   190,780
-----------------------------------------------------------------------------------------------------
  Broadcasting - 0.4%
    Spanish Broadcasting Systems, Inc.*                                   1,125           $    45,281
    Westwood One, Inc.*                                                     270                20,520
                                                                                          -----------
                                                                                          $    65,801
-----------------------------------------------------------------------------------------------------
  Business Machines - 1.9%
    Affiliated Computer Services, Inc., "A"*                              1,950           $    89,700
    Sun Microsystems, Inc.*                                               3,000               232,312
    Texas Instruments, Inc.                                                 385                37,297
                                                                                          -----------
                                                                                          $   359,309
-----------------------------------------------------------------------------------------------------
  Business Services - 2.5%
    Ceridian Corp.*                                                       4,120           $    88,837
    Computer Sciences Corp.*                                              1,870               176,949
    Finisar Corp.*                                                           10                   899
    First Data Corp.                                                      3,960               195,277
    Predictive Systems, Inc.*                                                35                 2,293
                                                                                          -----------
                                                                                          $   464,255
-----------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.9%
    AirGate PCS, Inc.*                                                       25           $     1,319
    Sprint Corp. (PCS Group)*                                             1,620               166,050
                                                                                          -----------
                                                                                          $   167,369
-----------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.9%
    America Online, Inc.*                                                 1,600           $   120,700
    Intuit, Inc.*                                                           100                 5,994
    Microsoft Corp.*                                                      3,570               416,797
                                                                                          -----------
                                                                                          $   543,491
-----------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.9%
    EMC Corp.*                                                            1,540           $   168,245
    Metasolv Software, Inc.*                                                 10                   818
                                                                                          -----------
                                                                                          $   169,063
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 6.7%
    Alteon Websystems, Inc.*                                                 25           $     2,194
    BMC Software, Inc.*                                                   2,610               208,637
    Cadence Design Systems, Inc.*                                            50                 1,200
    Citrix Systems, Inc.*                                                   100                12,300
    Computer Associates International, Inc.                               2,420               169,249
    Compuware Corp.*                                                      4,950               184,387
    Comverse Technology, Inc.*                                              470                68,033
    New Era of Networks, Inc.*                                              200                 9,525
    Open TV Corp.*                                                           20                 1,605
    Oracle Corp.*                                                         2,840               318,257
    Siebel Systems, Inc.*                                                   680                57,120
    SunGard Data Systems, Inc.*                                           1,610                38,238
    VERITAS Software Corp.*                                               1,362               194,936
    Vitria Technology, Inc.*                                                 25                 5,850
                                                                                          -----------
                                                                                          $ 1,271,531
-----------------------------------------------------------------------------------------------------
  Conglomerates - 1.5%
    Tyco International Ltd.                                               7,230           $   281,066
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.5%
    Cintas Corp.                                                            800           $    42,500
    Clorox Co.                                                              850                42,819
    Gillette Co.                                                             10                   412
                                                                                          -----------
                                                                                          $    85,731
-----------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.3%
    General Electric Co.                                                  2,730           $   422,467
    Jabil Circuit, Inc.*                                                     50                 3,650
    QLogic Corp.*                                                           100                15,988
                                                                                          -----------
                                                                                          $   442,105
-----------------------------------------------------------------------------------------------------
  Electronics - 5.9%
    Agilent Technologies, Inc.*                                             640           $    49,480
    Altera Corp.*                                                         1,190                58,979
    Analog Devices, Inc.*                                                 1,300               120,900
    Applied Materials, Inc.*                                                950               120,353
    Atmel Corp.*                                                          4,060               120,024
    DII Group, Inc.*                                                        200                14,194
    Intel Corp.                                                           1,200                98,775
    Lam Research Corp.*                                                     700                78,094
    LSI Logic Corp.*                                                      2,600               175,500
    Novellus Systems, Inc.*                                               1,195               146,425
    Teradyne, Inc.*                                                       1,990               131,340
                                                                                          -----------
                                                                                          $ 1,114,064
-----------------------------------------------------------------------------------------------------
  Entertainment - 5.8%
    AMFM, Inc.*                                                           1,080           $    84,510
    CBS Corp.*                                                            3,590               229,535
    Clear Channel Communications, Inc.*                                     410                36,592
    Comcast Corp., "A"                                                    3,890               196,688
    Gemstar International Group Ltd.*                                       160                11,400
    Harrah's Entertainment, Inc.*                                           210                 5,552
    Infinity Broadcasting Corp.*                                          2,410                87,212
    Macromedia, Inc.*                                                       480                35,100
    MediaOne Group, Inc.*                                                 1,600               122,900
    Radio Unica Communications Co.*                                          25                   722
    Time Warner, Inc.                                                     3,200               231,800
    Univision Communications, Inc., "A"*                                    590                60,291
                                                                                          -----------
                                                                                          $ 1,102,302
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 3.1%
    American Express Co.                                                    180           $    29,925
    Citigroup, Inc.                                                       3,430               190,579
    Morgan Stanley Dean Witter & Co.                                      1,260               179,865
    State Street Corp.                                                    2,600               189,963
                                                                                          -----------
                                                                                          $   590,332
-----------------------------------------------------------------------------------------------------
  Insurance - 2.1%
    American International Group, Inc.                                    1,677           $   181,325
    Aon Corp.                                                             2,000                80,000
    CIGNA Corp.                                                             970                78,146
    Lincoln National Corp.                                                1,380                55,200
                                                                                          -----------
                                                                                          $   394,671
-----------------------------------------------------------------------------------------------------
  Internet - 0.6%
    Cobalt Networks, Inc.*                                                   10           $     1,084
    Data Return Corp.*                                                       25                 1,337
    Lifeminders.com, Inc.*                                                   10                   578
    Retek, Inc.*                                                             10                   752
    VeriSign, Inc.*                                                         560               106,925
                                                                                          -----------
                                                                                          $   110,676
-----------------------------------------------------------------------------------------------------
  Machinery
    Deere & Co., Inc.                                                        60           $     2,603
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.9%
    American Home Products Corp.                                          2,695           $   106,284
    Bausch & Lomb, Inc.                                                   1,780               121,819
    Baxter International, Inc.                                               85                 5,339
    Bristol-Myers Squibb Co.                                              2,080               133,510
    Pharmacia & Upjohn, Inc.                                              1,980                89,100
    Warner-Lambert Co.                                                    1,120                91,770
                                                                                          -----------
                                                                                          $   547,822
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.2%
    Cardinal Health, Inc.                                                   270           $    12,926
    Medtronic, Inc.                                                       4,330               157,775
    United Healthcare Corp.                                               1,080                57,375
                                                                                          -----------
                                                                                          $   228,076
-----------------------------------------------------------------------------------------------------
  Oil Services - 1.1%
    Cooper Cameron Corp.*                                                   820           $    40,129
    Halliburton Co.                                                       2,000                80,500
    Noble Drilling Corp.*                                                 2,730                89,407
                                                                                          -----------
                                                                                          $   210,036
-----------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Conoco, Inc.                                                            560           $    13,930
-----------------------------------------------------------------------------------------------------
  Photographic Products
    Polaroid Corp.                                                          110           $     2,069
-----------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.5%
    Gannett Co., Inc.                                                     1,200           $    97,875
-----------------------------------------------------------------------------------------------------
  Special Products and Services - 0.3%
    Harmonic Lightwaves, Inc.*                                              100           $     9,494
    Royal Caribbean Cruises Ltd.                                          1,080                53,257
                                                                                          -----------
                                                                                          $    62,751
-----------------------------------------------------------------------------------------------------
  Stores - 3.7%
    Costco Wholesale Corp.*                                               1,420           $   129,575
    CVS Corp.                                                             4,455               177,922
    Gap, Inc.                                                               200                 9,200
    Lowe's Cos., Inc.                                                     1,550                92,612
    Office Depot, Inc.*                                                     750                 8,203
    Tandy Corp.                                                           1,300                63,944
    TJX Cos., Inc.                                                           70                 1,431
    Wal-Mart Stores, Inc.                                                 3,170               219,126
                                                                                          -----------
                                                                                          $   702,013
-----------------------------------------------------------------------------------------------------
  Supermarkets - 0.9%
    Kroger Co.*                                                           4,570           $    86,259
    Safeway, Inc.*                                                        2,600                92,462
                                                                                          -----------
                                                                                          $   178,721
-----------------------------------------------------------------------------------------------------
  Technology - 0.4%
    National Semiconductor Corp.*                                         1,910           $    81,772
-----------------------------------------------------------------------------------------------------
  Telecommunications - 14.4%
    Alltel Corp.                                                          1,890           $   156,279
    Amdocs Ltd.*                                                            640                22,080
    American Tower Corp., "A"*                                            2,800                85,575
    ANTEC Corp.*                                                          1,200                43,800
    AT&T Corp.*                                                           2,570               145,847
    Cablevision Systems Corp.*                                            1,000                75,500
    Cisco Systems, Inc.*                                                  4,280               458,495
    Corning, Inc.                                                         2,295               295,912
    EchoStar Communications, Corp.*                                         600                58,500
    General Instrument Corp.*                                             2,960               251,600
    Global TeleSystems Group, Inc.*                                         980                33,932
    JDS Uniphase Corp.*                                                      76                12,260
    MCI WorldCom, Inc.*                                                   5,400               286,537
    Metromedia Fiber Network, Inc., "A"*                                    940                45,061
    Motorola, Inc.                                                          250                36,812
    Network Appliance, Inc.*                                                200                16,613
    Network Solutions, Inc.*                                                300                65,269
    NEXTEL Communications, Inc.*                                          1,455               150,047
    Nortel Networks Corp.                                                 2,100               212,100
    NTL, Inc.*                                                              800                99,800
    QUALCOMM, Inc.*                                                         840               147,945
    RF Micro Devices, Inc.*                                                 310                21,216
    Scientific-Atlanta, Inc.                                                 60                 3,338
    Tritel, Inc.*                                                            20                   634
                                                                                          -----------
                                                                                          $ 2,725,152
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.9%
    AES Corp.*                                                            3,790           $   283,303
    Calpine Corp.*                                                        1,050                67,200
                                                                                          -----------
                                                                                          $   350,503
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $12,796,592
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 5.9%
  Bermuda - 0.4%
    Global Crossing Ltd. (Telecommunications)*                            1,500           $    75,000
-----------------------------------------------------------------------------------------------------
  Finland - 1.4%
    Nokia Corp., ADR (Telecommunications)                                 1,380           $   262,200
-----------------------------------------------------------------------------------------------------
  France - 0.2%
    Bouygues S.A. (Telecommunications)*                                      71           $    45,119
-----------------------------------------------------------------------------------------------------
  Germany - 0.5%
    Mannesmann AG (Conglomerate)                                            345           $    83,214
    SAP AG, ADR (Computer Software - Systems)                                30                 1,557
                                                                                          -----------
                                                                                          $    84,771
-----------------------------------------------------------------------------------------------------
  Hong Kong - 0.2%
    China Telecom Ltd. (Telecommunications)*                              6,000           $    37,437
-----------------------------------------------------------------------------------------------------
  Japan - 1.6%
    Fast Retailing Co. (Retail)                                             300           $   122,137
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                                              4                68,507
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                                    3               115,385
                                                                                          -----------
                                                                                          $   306,029
-----------------------------------------------------------------------------------------------------
  Netherlands - 0.4%
    Akzo Nobel N.V. (Chemicals)                                           1,545           $    77,487
-----------------------------------------------------------------------------------------------------
  Spain - 0.1%
    Jazztel PLC, ADR (Telecommunications)*                                  425           $    27,678
-----------------------------------------------------------------------------------------------------
  Sweden - 0.6%
    Ericsson LM, "B" (Telecommunications)                                 1,600           $   103,025
    Ericsson LM, ADR (Telecommunications)                                   100                 6,569
                                                                                          -----------
                                                                                          $   109,594
-----------------------------------------------------------------------------------------------------
  Switzerland - 0.2%
    Nestle S.A. (Food and Beverage Products)                                 30           $    54,979
-----------------------------------------------------------------------------------------------------
  United Kingdom - 0.3%
    BP Amoco PLC, ADR (Oils)                                                420           $    24,911
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $ 1,105,205
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $11,490,699)                                               $13,901,797
-----------------------------------------------------------------------------------------------------

Short-Term Obligation - 25.5%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 1/03/00, at
      Amortized Cost                                                     $4,820           $ 4,819,598
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $16,310,297)                                          $18,721,395

Other Assets, Less Liabilities - 0.9%                                                         167,833
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $18,889,228
-----------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------------------
DECEMBER 31, 1999
-------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $16,310,297)                          $18,721,395
  Investments of cash collateral for securities loaned, at value
    (identified cost, $770)                                                             770
  Cash                                                                                3,552
  Receivable for Series shares sold                                                 546,001
  Receivable for investments sold                                                    79,833
  Dividends receivable                                                                3,515
                                                                                -----------
      Total assets                                                              $19,355,066
                                                                                -----------
Liabilities:
  Payable for Series shares reacquired                                          $       775
  Payable for investments purchased                                                 463,794
  Collateral for securities loaned, at value                                            770
  Accrued expenses and other liabilities                                                499
                                                                                -----------
      Total liabilities                                                         $   465,838
                                                                                -----------
Net assets                                                                      $18,889,228
                                                                                ===========
Net assets consist of:
  Paid-in capital                                                               $16,314,499
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                             2,411,097
  Accumulated undistributed net realized gain on investments and foreign
    currency transactions                                                           162,229
  Accumulated undistributed net investment income                                     1,403
                                                                                -----------
      Total                                                                     $18,889,228
                                                                                ===========
Shares of beneficial interest outstanding                                        1,353,782
                                                                                ===========
Net asset value per share
  (net assets / shares of beneficial interest outstanding)                        $13.95
                                                                                  ======

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Operations
---------------------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 1999*
---------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                                       $   51,820
    Dividends                                                                           9,818
    Foreign taxes withheld                                                                (65)
                                                                                   ----------
      Total investment income                                                      $   61,573
                                                                                   ----------
  Expenses -
    Management fee                                                                 $   27,082
    Shareholder servicing agent fee                                                     1,264
    Administrative fee                                                                    254
    Custodian fee                                                                       3,676
    Printing                                                                            6,253
    Auditing fees                                                                      11,100
    Legal fees                                                                            879
    Miscellaneous                                                                       2,463
                                                                                   ----------
      Total expenses                                                               $   52,971
    Fees paid indirectly                                                                 (494)
    Reduction of expenses by investment adviser                                       (16,368)
                                                                                   ----------
      Net expenses                                                                 $   36,109
                                                                                   ----------
        Net investment income                                                      $   25,464
                                                                                   ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                        $  204,455
    Foreign currency transactions                                                      (1,368)
                                                                                   ----------
      Net realized gain on investments and foreign currency transactions           $  203,087
                                                                                   ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                    $2,411,098
    Translation of assets and liabilities in foreign currencies                            (1)
                                                                                   ----------
        Net unrealized gain on investments and foreign currency translation        $2,411,097
                                                                                   ----------
          Net realized and unrealized gain on investments and foreign
            currency                                                               $2,614,184
                                                                                   ----------
            Increase in net assets from operations                                 $2,639,648
                                                                                   ==========
* For the period from the commencement of the Series' investment operations, May 3, 1999, through December 31, 1999.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31,                                                               1999*
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                          $    25,464
  Net realized gain on investments and foreign currency transactions                 203,087
  Net unrealized gain on investments and foreign currency translation              2,411,097
                                                                                 -----------
    Increase in net assets from operations                                       $ 2,639,648
                                                                                 -----------
Distributions declared to shareholders -
  From net investment income                                                     $   (25,464)
  From net realized gain on investments and foreign currency transactions            (36,772)
  In excess of net investment income                                                  (2,683)
                                                                                 -----------
      Total distributions declared to shareholders                               $   (64,919)
                                                                                 -----------
Net increase in net assets from Series share transactions                        $16,314,499
                                                                                 -----------
Net assets at end of period (including accumulated undistributed net
  investment income of $1,403)                                                   $18,889,228
                                                                                 ===========

* For the period from the commencement of the Series' investment operations, May 3, 1999, through December 31, 1999.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------
                                                                              PERIOD ENDED
                                                                              DECEMBER 31,
                                                                                     1999*
---------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                            $10.00
                                                                                 ------
Income from investment operations# -
  Net investment income(S)                                                       $ 0.06
  Net realized and unrealized gain on investments and foreign currency             3.94
                                                                                 ------
      Total from investment operations                                           $ 4.00
                                                                                 ------
Less distributions declared to shareholders
  From net investment income                                                     $(0.02)
  From net realized gain on investments and foreign currency transactions         (0.03)
  In excess of net investment income                                                --  +++
                                                                                 ------
      Total distributions declared to shareholders                               $(0.05)
                                                                                 ------
Net asset value - end of period                                                  $13.95
                                                                                 ======
Total return                                                                      40.01%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                       1.01%+
  Net investment income                                                            0.71%+
Portfolio turnover                                                                   73%
Net assets at end of period (000 Omitted)                                       $18,889

(S) Subject to reimbursement by the Series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Series' operating expenses, exclusive of management fee. In consideration, the Series pays MFS a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and ratios would have been:

    Net investment income                                                        $ 0.02++
    Ratios (to average net assets):
      Expenses##                                                                   1.47%+
      Net investment income                                                        0.25%+
  * For the period from the commencement of the Series' investment operations, May 3, 1999, through December 31, 1999.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Growth Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust). The Series is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1999, there were 6 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 1999, the value of securities loaned was $753. These loans was collateralized by cash of $770, which was invested in the following short-term obligation:

                                                                 IDENTIFIED COST
                                                      SHARES           AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio             770                $770

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

During the period ended December 31, 1999, $4,086 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated undistributed net investment income due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser -- The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of the Series' average daily net assets.

The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fee. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1999, aggregate unreimbursed expenses amounted to $16,368.

Each Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $14,852,280 and $3,565,947 respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $16,428,265
                                                                    -----------
Gross unrealized appreciation                                       $ 2,461,109
Gross unrealized depreciation                                          (167,979)
                                                                    -----------
    Net unrealized appreciation                                     $ 2,293,130
                                                                    ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                                 PERIOD ENDED DECEMBER 31, 1999*
                                                 ------------------------------
                                                        SHARES           AMOUNT
--------------------------------------------------------------------------------
Shares sold                                          1,415,476      $17,093,976
Shares issued to shareholders in reinvestment
 of distributions                                        4,711           64,919
Shares reacquired                                      (66,405)        (844,396)
                                                     ---------      -----------
    Net increase                                     1,353,782      $16,314,499
                                                     =========      ===========

* For the period from the commencement of the Fund's investment operations, May 3, 1999, through December 31, 1999.

(6) Line of Credit
The Series and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended December 31, 1999, was $0. The Series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Growth Series:

We have audited the accompanying statement of assets and liabilities of MFS Growth Series (the Series) (one of the series constituting the MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for the year in the period then ended, and the financial highlights for the period from the commencement of investment operations, May 3, 1999 through December 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Series as of December 31, 1999, and the results of its operations, the changes in its net assets, and the financial highlights for the period from the commencement of investment operations, May 3, 1999 through December 31, 1999, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 3, 2000

FEDERAL TAX INFORMATION

For the year ended December 31, 1999, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 2.17%.

MFS' YEAR 2000 READINESS DISCLOSURE


MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,      [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
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